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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 16, 1997 (June 2, 1997)



                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                      0-22182                   84-1070278
(State or other jurisdiction of    (Commission         (I.R.S. Empl.Ident. No.)
incorporation or organization)     File Number)


               10989 VIA FRONTERA, SAN DIEGO, CALIFORNIA             92127
               (Address of principal executive offices)           (Zip Code)

                                 (619) 674-5000
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

        On June 2, 1997, the Company issued to a limited number of investors for cash an aggregate of $2,000,000 of unsecured 5% Convertible Term Debentures due June 2, 1999 and Stock Purchase Warrants ("Securities") with a right to purchase an aggregate 611,733 shares of common stock, par value $.00001 per share, at an exercise price of $1.69125. The principal and interest amount of each Debenture may, at the election of the holder, be converted in whole or in part and from time to time into fully paid and nonassessable shares of common stock, $.00001 par value, of the Company, at a price which is the lower of (i) $1.1646 per share or (ii) depending on the number of days the Debentures have been held after the funding date, from 75% to 91% of the average of the closing bid prices for the common stock for the ten consecutive trading days ending on the trading day immediately preceding such conversion date. If the Debentures have not been converted into common shares of the Company by June 2, 1999, under certain conditions the Debentures will automatically be converted into shares of the common stock of the Company. Under certain conditions, at the election of the Company and for a certain period of time, the Company may issue an additional $1,000,000 of unsecured 5% Convertible Term Debentures due June 2, 1999 and Stock Purchase Warrants with a right to purchase an additional 305,867 shares of common stock.

        The Securities were issued pursuant to Regulation D of the Securities and Exchange Commission. The holders of the Securities have registration rights which require the Company to have an effective registration statement with regard to the shares of Common Stock underlying the Securities within 120 days of funding or the Company can be subject to penalties. In addition, the Company would be subject to penalties if certain covenants are not maintained, including the reservation of a sufficient number of shares for the conversion or exercise of the Securities, the effecting of conversions in a timely manner, the failure to maintain an effective registration statement, and the Company's stock is not listed for trading on at least the OTC Bulletin Board.

        The Company expects that the net proceeds of the offering, $1,760,000 after offering costs, will be used for the purchase of software development tools, chip development, silicon runs, radar and antenna development, development of communications software, marketing and sales collateral and for general corporate purposes.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

         4.4 Form of 5% Convertible Term Debenture (CC Investments, LDC) due June 2, 1999 aggregating $2,000,000 to two investors.

         4.5 Form of Stock Purchase Warrant (CC Investments, LDC) dated June 2, 1997 exercisable to purchase an aggregate of 400,000 common shares at $1.69125 per share until June 2, 2002, granted to two investors in connection with the offering of securities in Exhibit 4.4.

         4.6 Registration Rights Agreement dated June 2, 1997 by and among the Company and CC Investments, LDC and The Matthew Fund, N.V. related to the registration of the common stock related to Exhibits 4.4 and 4.5.

         4.7 Form of Warrant to Purchase Common Stock (Swartz Family Partnership, L.P.) dated June 2, 1997 exercisable to purchase an aggregate of 211,733 common shares at $1.69125 per share until June 2, 2002, granted to a group of investors in connection with the offering of securities in Exhibit 4.4.

         4.8 Registration Rights Agreement dated June 2, 1997 by and among the Company and Swartz Investments, LLC. related to the registration of the common stock related to Exhibit 4.7.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATRIOT SCIENTIFIC CORPORATION


Dated:  June 16, 1997                       By:  /s/ LOWELL W. GIFFHORN
                                                -----------------------
                                                   Lowell W. Giffhorn
                                                   Chief Financial Officer



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit        Item                                                                      Page
-------        ----                                                                      ----
4.4            Form of 5% Convertible Term Debenture
               (CC Investments, LDC) due June 2, 1999
               aggregating $2,000,000 to two investors.........................Filed herewith

4.5            Form of Stock Purchase Warrant
               (CC Investments, LDC) dated June 2, 1997
               exercisable to purchase an aggregate of 400,000
               common shares at $1.69125 per share until
               June 2, 2002, granted to two investors in connection
               with the offering of securities in Exhibit 4.4..................Filed herewith

4.6            Registration Rights Agreement dated June 2, 1997
               by and among the Company and CC Investments, LDC
               and The Matthew Fund, N.V. related to the registration
               of the common stock related to Exhibits 4.4 and 4.5.............Filed herewith

4.7            Form of Warrant to Purchase Common Stock
               (Swartz Family Partnership, L.P.) dated June 2, 1997
               exercisable to purchase an aggregate of 211,733 common shares at
               $1.69125 per share until June 2, 2002, granted to a group of investors in connection with the offering of securities in
               Exhibit 4.4.....................................................Filed herewith

4.8            Registration Rights Agreement dated June 2, 1997
               by and among the Company and Swartz Investments,
               LLC. related to the registration of the common stock
               related to Exhibit 4.7..........................................Filed herewith



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